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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                November 5, 2004

                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                     1-8351                     31-0791746
(State or other         (Commission File Number)        (I.R.S. Employer
jurisdiction of                                          Identification
 incorporation)                                              Number)

2600 Chemed Center,  255 East 5th Street, Cincinnati, OH          45202
(Address of principal executive offices)                       (Zip Code)

               Registrant's telephone number, including area code:
                                 (513) 762-6900

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Item 5.03. Amendments to Articles of Incorporation or By-Laws

      On November 5, 2004, the Board of Directors of Chemed Corporation (the "Company") amended the Company's By-Laws to restate Section 7.01 in its entirety. Among other things, the amendment expressly permits the company to issue shares in uncertified or book- entry form and to issue fractional shares. A copy of the By-Laws, as amended, is attached as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits

3.01. By-Laws of the Company, as amended effective November 5, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHEMED CORPORATION.

Dated: November 5, 2004                       By: /s/ Arthur V. Tucker, Jr.
                                                  ------------------------------
                                                  Arthur V. Tucker, Jr.
                                                  Vice President and Controller

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